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                                                                      Exhibit 23


                      Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-55903) of ITT Educational Services, Inc. of our report dated June 21, 2000 relating to the financial statements of the ESI 401(k) Plan, which appears in this Form 11-K.


/s/PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Indianapolis, Indiana
June 27, 2000